UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2005

Dravco Mining Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-50664	73-1473361
(Commission File Number)	(IRS Employer Identification No.)

1865 Dilworth Drive, Suite 101, Kelowna, B.C. Canada V1Y 9T1

(Address of Principal Executive Offices, Including Zip Code)

(604) 687-6991

(Registrant's Telephone Number, Including Area Code)

Formerly Dundee Mining Inc.

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  On April 14, 2005, Dravco Mining Inc. ("Dravco") (the”Registrant”) was notified by Hoogendoorn Vellmer Chartered Accountants (formerly Hoogendoorn and Company) (“Hoogendoorn Vellmer”) that they have ceased services as independent accountants of the Registrant. Hoogendoorn Vellmer has served as Dravco’s independent accountants for the previous five fiscal years and within the partner rotation requirements of the Securities Act administered by the United States Securities and Exchange Commission and the requirements of the Independence Standards Board they have ceased to be independent with regards to the audit work related to the 2005 fiscal year.

With the exception that Hoogendoorn Vellmer has expressed “substantial doubt about Dravco Mining Inc.’s ability to continue as a going concern,” the reports of Hoogendoorn Vellmer on the Dravco financial statements as of December 31, 2004 and 2003 and for each of the years then ended prior to did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from September 20, 2000 (inception) to April 14, 2005, Hoogendoorn Vellmer and Dravco did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Hoogendoorn Vellmer, would have caused them to make reference thereto in their report on the financial statements for such years.

During the fiscal year ended December 31, 2004 to April 15, 2005, the date of Hoogendoorn Vellmers’ resignation, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) or the subject matter of a disagreement or reportable event with the former accountant (as described in Regulation S-K Item 304(a)(2)).

Dravco Mining Inc. delivered a copy of this Form 8-K report to Hoogendoorn Vellmer on April 15, 2005, and requested that they furnish the Registrant with a letter addressed to the United States Securities and Exchange Commission (the "SEC") stating whether or not Hoogendoorn Vellmer agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Hoogendoorn Vellmer to the United States Securities and Exchange Commission dated April 18, 2005.

(b)                On April 15, 2005, we engaged Manning Elliott, Chartered Accountants (“Manning Elliott”) as our independent public accountants. We did not previously consult with Manning Elliott regarding any matter, including but not limited to; the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Dravco Mining Inc. financial statements; or any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16 - Letter from Hoogendoorn Vellmer Chartered Accountants to the United States Securities and Exchange Commission dated April 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAVCO MINING, INC.

By: /s/ Rodney Lozinski
Rodney Lozinski
Chief Executive Officer

Dated: April 19, 2005

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16	Letter from Hoogendoorn Vellmer Chartered Accountants to the Securities and Exchange Commission dated April 18, 2005.